UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 6, 2008


                        AMERICAN EXPLORATION CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-141060
                            (Commission File Number)

                                   98-0518266
                        (IRS Employer Identification No.)

             Suite 110, 1915 - 27 Avenue NE Calgary Alberta T2E 7E4
              (Address of principal executive offices and Zip Code)

                                 (403) 735-5009
               Registrant's telephone number, including area code


                         MINHAS ENERGY CONSULTANTS, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

On August 6, 2008, with the approval of our Board of Directors, we merged with our subsidiary, American Exploration Corporation and amended our Articles of Incorporation to change our name to "American Exploration Corporation".

ITEM 8.01. OTHER EVENTS

Our new CUSIP number is 02576P 104

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

3.1(2) Articles of Merger filed with the Secretary of State of Nevada and made effective on August 6, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPLORATION CORPORATION


/s/ Manmohan Minhas
--------------------------------
Manmohan Minhas
President

Date: August 8, 2008

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